UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2019

ALFACOURSE INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-216086	61-1787148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 The Cedar Cruagh Wood
Stepaside, Dublin 18, Ireland
(Address of principal executive offices)

941-363-6663
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The practice of Jimmy P. Lee, CPA P.C. (“JPL CPA”), the Company’s independent registered public accounting firm, entered into a joint venture agreement with JLKZ CPA LLP in a transaction pursuant to which JPL CPA merged its Audit operations into JLKZ CPA LLP and certain of the professional staff of JPL CPA joined JLKZ CPA LLP as employees of JLKZ CPA LLP. Accordingly, effective January 7, 2019, JPL CPA resigned as the Company's independent registered public accounting firm and JLKZ CPA LLP became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors on January 7, 2019.

During the periods ended March 31, 2018, June 30, 2018, September 30, 2018, and through January 7, 2019, there were no disagreements with JPL CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to JPL CPA’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the periods ended March 31, 2018, June 30, 2018, September 30, 2018, and through January 7, 2019, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the periods ended March 31, 2018, June 30, 2018, September 30, 2018, and through January 7, 2019, the Company did not consult with JLKZ CPA LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JPL CPA with a copy of the foregoing disclosure and requested JPL CPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 7, 2019, furnished by Jimmy P. Lee, CPA P.C., is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 Letter to the Securities and Exchange Commission, dated January 7, 2019, furnished by Jimmy P. Lee, CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019

ALFACOURSE INC.

By: /s/ OLEG JITOV
Oleg Jitov
President, CFO

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